Earnings per share	3 Months Ended
Mar. 31, 2020
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

Note 10 — Earnings per share

For the three months ended March 31, 2020 and 2019, the Company computed earnings per share (“EPS”) in conformity with the two-class method required for participating securities. Undistributed earnings allocated to participating securities are subtracted from net income in determining net income attributable to common stockholders. The Company allocated income between its common and preferred shareholders only for the period the preferred stock was outstanding, which was January 1, 2020 to March 4, 2020 as there was no preferred stock outstanding March 5, 2020 to March 31, 2020. As the Company was in a net loss position for the periods between January 1, 2020 to March 4, 2020 and March 5, 2020 to March 31, 2020, the net loss was allocated entirely to common shareholders. There was no preferred stock outstanding for the three months ended March 31, 2019.

All participating securities are excluded from basic weighted-average number of common shares outstanding. Diluted earnings per share is computed by dividing net income available to common shareholders by the weighted-average number of shares of common stock outstanding during the period increased to include the number of additional shares of common stock that would have been outstanding if the potentially dilutive securities had been issued. Potentially dilutive securities include outstanding stock options, restricted stock units, and convertible preferred securities. The dilutive effect of potentially dilutive securities is reflected in diluted earnings per share in order of dilution and by application of the treasury stock method and the if-converted method for stock-based compensation and convertible preferred securities, respectively.

The following table sets forth the computation of basic and diluted earnings per share of common stock as follows (in thousands except per share data):

	For the three months ended March 31,
	2020	2019
Numerator for basic and diluted earnings/(loss) per share
Net income/(loss)	$(4,596)	$712

Denominator for basic and diluted earnings/(loss) per share
Weighted-average shares outstanding – basic and diluted	48,885	20,217
Basic and diluted earnings/(loss) per share	$(0.09)	$0.04

The denominator used in the calculation of basic and diluted EPS has been retrospectively adjusted for the recapitalization of the Company’s shares as a result of the Business Combination as further described in Note 3. The following potential common shares, presented based on amounts outstanding at each period end and adjusted for the stock split as a result of the transaction, were excluded from the calculation of diluted net loss per share attributable to common stockholders for the periods indicated because including them would have had an anti-dilutive effect:

	For the three months ended March 31,
Potential common shares (in ’000s)	2020	2019
Convertible preferred stock	1,048	-
Stock options to purchase common stock	8,332	5,628
Restricted stock units	2,310	-
Warrants to purchase common stock	11,347	-
Total	23,037	5,628